                                                                    Exhibit 10.7


                        FORM OF STOCKHOLDERS' AGREEMENT
                        -------------------------------


     THIS STOCKHOLDERS' AGREEMENT (the "Agreement") is made as of __________, 1999, by and among CenterPoint Advisors, Inc. (the "Corporation"), which is a party hereto solely for the purpose of making the representations and warranties set forth in Section 1, CPA Holdings, LLC ("Holdings"), BGL Capital Partners, L.L.C. ("BGL"), Steven P. Colmar, Benjamin H. Crawford, William G. Parkhouse, William J. Lynch, Leonard A. Potter, James G. Lynch, MFSL Investments, L.P. ("MFSL"), Reznick, Fedder & Silverman, C.P.A.s, L.L.C. ("Reznick"),Jonathan R. Rutenberg, Robert C. Basten, Rondol E. Eagle, De Ann L. Brunts, Dennis W. Bikun, [insert LLCs created by Founders to hold Common Stock, if applicable] and each of the other persons which is a signatory hereto. Holdings, BGL, MFSL, Reznick and Messrs. Rutenberg, Colmar, Crawford, Parkhouse, William J. Lynch, Potter and James G. Lynch are collectively referred to herein as the "Sponsors"; Messrs. Basten, Eagle, Brunts and Bikun are collectively referred to herein as "Management"; [Founders' LLC's] are collectively referred to herein as "Founders' LLC's"; and each other person which is a signatory hereto is referred to herein as a "Founding Company Owner."

     WHEREAS, on the date hereof, the Sponsors and Management are the sole owners of the common stock, par value $0.01 per share (the "Common Stock"), of the Corporation; and

     WHEREAS, it is anticipated that within 30 days after the consummation of the Corporation's initial public offering (the "IPO"), Holdings will distribute all of its shares of Common Stock among BGL, MFSL, Reznick, and Messrs. Colmar, Crawford, Parkhouse, William J. Lynch, Potter and James G. Lynch, whereupon such persons will become owners of Common Stock; and

     WHEREAS, upon the consummation of each of the Merger Agreements dated _______ __, 1999, by and among the Corporation, the Founders' LLCs, the Founding Company Owners and the Founding Companies set forth on Schedule I hereto (collectively, the "Merger Agreements"), the Founders' LLC's and/or Founding Company Owners will become owners of Common Stock; and

     WHEREAS, it is anticipated that during the term of this Agreement, the Founders' LLCs may distribute some or all of their shares of Common Stock to the Founding Company Owners who are their members, whereupon such persons will become owners of Common Stock; and

     WHEREAS, each of the undersigned parties believes that the continuity of management is essential to the success of the business of the Corporation, and that to preserve such continuity, it is essential for the undersigned parties to vote for the election of the board of directors of the Corporation (the "Board") as hereinafter provided; and

     WHEREAS, pursuant to the Merger Agreements, the Common Stock owned by the Founders' LLCs and the Founding Company Owners will be subject to certain restrictions on transfer; and

     WHEREAS, each of the undersigned parties believes that it is in the best interests of the Corporation that the Sponsors and Management also agree to be bound by restrictions on the transfer of their Common Stock.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties agree as follows:

     1.   Representations and Warranties.

          (a) Organization. The Corporation represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Holdings, BGL, Reznick and each Founders' LLC severally represents and warrants that it is a limited liability company duly organized, validly existing and in good standing under the laws of its state of organization. MFSL represents and warrants that it is a limited partnership validly existing under the laws of the State of Texas.

          (b) Authority. Each signatory hereto that is not a natural person severally represents and warrants that it has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by such signatory has been duly authorized by all necessary action on the part of such signatory and its shareholders, partners or members, as the case may be.

          (c) Enforceability. Each signatory hereto severally represents and warrants that this Agreement has been duly executed and delivered by such signatory and, assuming the due authorization, execution and delivery hereof by each of the other signatories hereto, constitutes a valid and legally binding agreement of such signatory, enforceable against such signatory in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

          (d) Non-Contravention. Each signatory hereto severally represents and warrants that the execution and delivery of this Agreement by such signatory does not violate, conflict with or result in a breach of any provision of any of the terms, conditions or provisions of (i) the organizational documents of any signatory hereto that is not a natural person, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or federal, state, provincial, local or foreign government, or any subdivision, agency or authority of any thereof ("Governmental Authority") applicable to such signatory, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which such signatory is a party.

          (e) Approvals. Each signatory hereto severally represents and warrants that no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement by such signatory or the consummation by such signatory of the transactions contemplated hereby.

          (f) Common Stock Issued to Holdings and Management. The Corporation represents and warrants that the shares of Common Stock held by Holdings, Reznick, Rutenberg and Management are validly issued, fully paid, nonassessable and free of preemptive rights and that such shares were issued by Cornerstone pursuant to a valid exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and applicable state securities or blue sky laws.

     2. Composition of Board of Directors Immediately Following the Offering. Immediately upon the closing of the Offering, the Board shall be composed of 17 members, consisting of (i) ten Founding Company Owners (or their selected representatives), each designated by his or her respective Founding Company,
(ii) one director designated by BGL, (iii) Mr. Basten, (iv) Ms. Brunts and (v) four independent directors, not employed by the Corporation or its subsidiaries or affiliates, the Founding Companies or their respective subsidiaries or affiliates or BGL. The directors shall initially be elected for a term expiring at the Annual Meeting of the Corporation's stockholders relating to the fiscal year ending December 31, 1999 but currently expected to be held in 2000 (the "2000 Annual Meeting"). The initial members of the Board and the persons by whom they are designated, if applicable, are set forth on Schedule II hereto.

     3. Nominations for Annual Meetings. With respect to each Annual Meeting of the Corporation's stockholders beginning with the 2000 Annual Meeting up to and including the Annual Meeting relating to the fiscal year ending December 31, 2003 but currently expected to be held in 2004 (the "2004 Annual Meeting"), and in each case at any adjournment thereof, each of the undersigned parties shall take any and all action necessary as a stockholder and/or director or officer of the Corporation (in each case, subject to applicable fiduciary duties) to cause those directors listed on Schedule II attached hereto whose terms are then expiring, or their designated successors as provided in Section 5 herein, to be nominated for election to the Board and included as nominees in the Corporation's proxy statement prepared and distributed in connection with the Annual Meeting.

     4. Election of Directors at the Annual Meetings. Each of the undersigned parties shall vote the shares of Common Stock which it owns or hereafter acquires, or over which it has voting control or hereafter acquires voting control, in any manner necessary to cause all nominees nominated pursuant to
Section 2 herein to be elected to the Board at each Annual Meeting of the Corporation's stockholders beginning with the 2000 Annual Meeting and up to and including the 2004 Annual Meeting.

     5. Successors. In the event that the Board determines (in its reasonable discretion) that a member of the Board is unable for any protracted period to discharge his/her duties to the

Corporation, or such member resigns or is removed from the Board or declines to stand for re-election to the Board, each of the undersigned parties shall take any and all action necessary (subject to applicable fiduciary duties) as a stockholder and/or director or officer of the Corporation to cause the then-incumbent Board to nominate as a successor director (i) if the director being replaced was designated by the former owners of a Founding Company or by BGL, such individual as shall be designated by the persons who originally designated such director or their permitted transferees who execute this Agreement in accordance with Section 7 hereof and (ii) in all other cases, such individual as shall be approved by a majority of the then-incumbent Board, and each of the undersigned parties shall take any and all action necessary as a stockholder and/or director or officer of the Corporation (in each case, subject to applicable fiduciary duties) to elect such successor director to the Board.

     6. Term. Notwithstanding the earlier termination or dissolution of Holdings, BGL, MFSL, Reznick and/or any Founders' LLC, the term of this Agreement shall run from the date hereof until immediately following the final adjournment of the 2004 Annual Meeting.

     7. Assignment. Except with respect to the assignment of this Agreement to a transferee of Common Stock owned by one or more of the parties hereto, this Agreement shall only be assignable by the written consent of all of the parties hereto. This Agreement shall be assigned to and binding on all transferees of the Common Stock owned by the parties hereto (unless such transfer is made pursuant to (i) a registered public securities offering or (ii) Rule 144 under the Act (either such transfer a "Public Sale")) and no transfer other than a Public Sale shall be of any force or effect whatsoever, unless and until the transferee executes a counterpart of this Agreement.

     8. Expansion of Board of Directors. This Agreement is not intended to limit in any respect the Board's authority to increase from time to time the size of the Board in accordance with Article V of the Corporation's Amended and Restated Certificate of Incorporation.

     9. Transfer Restrictions. Except as provided below, for a period of forty-two (42) months from the closing of the IPO (the "Closing"), the Sponsors and Management shall not (a) sell, assign, exchange, transfer, encumber, pledge, distribute or otherwise dispose of, in whole or in part, (i) any shares of the Corporation's Common Stock held by the Sponsors or Management as of the date of this Agreement (the "Restricted Shares"), or (ii) any interest (including, without limitation, an option to buy or sell) in any such Restricted Shares; or
(b) engage in any transaction, whether or not with respect to any Restricted Shares or any interest therein, the intent or effect of which is to reduce the risk of owning the Restricted Shares (including, without limitation, engaging in put, call, short-sale, straddle or similar market transactions). Effective eighteen (18) months following the Closing, and every six (6) months thereafter, until all Restricted Shares shall have been released from such restrictions, one-fifth (1/5th) of the original Restricted Shares held by each Sponsor and member of Management shall be released from the restrictions set forth in the preceding sentence. Notwithstanding the foregoing, (A) Each of Holdings, BGL, MFSL and Reznick may distribute Restricted Shares to persons who are its members or partners as of the date of this Agreement; (B) any Sponsor, permitted distributee of a Sponsor or member of Management who is a natural person may transfer Restricted Shares to immediate family members (or trusts or other estate planning entities for the benefit of such person or family members); (C) Messrs. Colmar, Crawford, Parkhouse, William J. Lynch, Potter and James G. Lynch may transfer Restricted Shares to the persons named on Schedule III hereto (or trusts or other estate planning entities for the benefit of such named persons);
(D) any Sponsor, permitted distributee of a Sponsor or member of Management who is a natural person may transfer or cause to be transferred Restricted Shares upon the death or Permanent Disability of such person; and (E) the Sponsors and Management may pledge or encumber Restricted Shares; provided, however, that with respect to distributions, transfers or pledges pursuant to clauses (A),
(B), (C) and (E) above, the distributee, transferee or pledgee must agree in writing to be bound by the restrictions set forth in this Section 9. The term "Permanent Disability" as used in the preceding sentence shall be as defined in the disability plan of the Corporation, or if not defined therein, Permanent Disability shall mean the incapacity of the subject person, due to injury, illness, disease, or bodily or mental infirmity, to engage in the performance of substantially all of such member's usual duties of employment with the Corporation, for a period of 60 consecutive days or for a period of 90 days during any 12-month period (whether or not consecutive). Such disability shall be determined by the Board of Directors of the Corporation in good faith based in part upon the receipt and in reliance on competent medical advice from one or more individuals, selected by the Board of Directors of the Corporation in good faith, who are qualified to give such professional medical advice.

     10. Amendment. This Agreement may be amended from time to time by an instrument in writing signed by the holders of 66 2/3% of the shares of Common Stock then held by the parties hereto and their permitted assignees; provided, however, that (i) no amendment shall be made which would materially adversely affect the rights of any such signatory without the consent of the persons so affected and (ii) no waiver of any restriction set forth in Section 9 shall be of any effect unless consented to by a majority of the members of the Corporation's Board of Directors who do not at the time of such proposed waiver hold Restricted Shares within the meaning of this Agreement or any Merger Agreement.

     11. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.

     12. Governing Law. This Agreement shall be governed by and enforced in accordance with the laws and decisions of the State of Delaware, without regard to the choice of law provisions thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed, and has entered into this Agreement effective the date and year first above written.

CENTERPOINT ADVISORS, INC.


By:  ____________________________________
     Robert C. Basten
     President and Chief Executive Officer


CPA HOLDINGS, LLC

By:  BGL Capital Partners, L.L.C.
By:  BGL Management Company, L.L.C.

By:  ____________________________________
     Scott H. Lang
     Managing Member


BGL CAPITAL PARTNERS, L.L.C.

By:  BGL Management Company, L.L.C.


By:  ____________________________________
     Scott H. Lang
     Managing Member


MFSL INVESTMENTS, L.P.

By:  MFSL GP, L.L.C., its general partner


By:  ____________________________________
     Richard Stein
     Manager

REZNICK, FEDDER & SILVERMAN, C.P.A.s, L.L.C.


By:
     ______________________________

     [Name]
     [Title]

                        (Additional Signatures Follow)



___________________________________
Jonathan R. Rutenberg


___________________________________
Steven P. Colmar


___________________________________
Benjamin H. Crawford


___________________________________
William G. Parkhouse


___________________________________
William J. Lynch


___________________________________
Leonard A. Potter


___________________________________
James G. Lynch


___________________________________
Robert C. Basten

___________________________________
Rondol E. Eagle


___________________________________
DeAnn Brunts


___________________________________
Dennis W. Bikun



                        (Additional Signatures Follow)

OWNERS OF REZNICK, FEDDER & SILVERMAN, P.C.



___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


                         (Additional Signatures Follow)

OWNERS OF ROBERT F. DRIVER COMPANY, INC.



___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


                         (Additional Signatures Follow)

OWNERS OF FOLLMER, RUDZEWICZ & COMPANY, P.C.



___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


                         (Additional Signatures Follow)

OWNERS OF MANN FRANKFORT STEIN & LIPP, P.C.


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________



                        (Additional Signatures Follow)

OWNERS OF BERRY, DUNN, MCNEIL & PARKER, CHARTERED


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


                        (Additional Signatures Follow)

OWNERS OF URBACH KAHN & WERLIN, PC



___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


                         (Additional Signatures Follow)

OWNERS OF SELF FUNDED BENEFITS, INC.



___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


                        (Additional Signatures Follow)

OWNERS OF HOLTHOUSE CARLIN & VAN TRIGT LLP



___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________



                        (Additional Signatures Follow)

OWNERS OF GRACE & COMPANY, P.C.



___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________



                        (Additional Signatures Follow)

OWNERS OF SIMIONE, SCILLIA, LARROW & DOWLING, LLC



___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________



                        (Additional Signatures Follow)

OWNERS OF THE REPPOND COMPANY, INC.,
REPPOND ADMINISTRATORS, L.L.C. AND
VERASOURCE EXCESS RISK LTD.



___________________________________


___________________________________


___________________________________


___________________________________


___________________________________


___________________________________



                        (Additional Signatures Follow)

                                  SCHEDULE I
                                  ----------


                           NAME OF FOUNDING COMPANY
                           ------------------------

Robert F. Driver Co., Inc.

Follmer, Rudzewicz & Company, P.C.

Mann Frankfort Stein & Lipp, P.C.

Berry, Dunn, McNeil & Parker, Chartered

Urbach Kahn & Werlin, PC

Self Funded Benefits, Inc.

Holthouse Carlin & Van Trigt LLP

Grace & Company, P.C.

Simione, Scillia, Larrow & Dowling, LLC

The Reppond Company, Inc., Reppond Administrators, L.L.C. and VeraSource Excess Risk Ltd.

                                  SCHEDULE II
                                  -----------

                               BOARD OF DIRECTORS
                               ------------------


         NAME                         DESIGNATED BY
------------------------  ---------------------------------------

Robert C. Basten          N/A

DeAnn L. Brunts           N/A

Scott H. Lang             BGL

David Reznick             Reznick, Fedder & Silverman, P.C.

Thomas R. Corbett         Robert F. Driver Co., Inc.

Tony Frabotta             Follmer, Rudzewicz & Company, P.C.

Richard H. Stein          Mann Frankfort Stein & Lipp, P.C.

Charles H. Roscoe         Berry, Dunn, McNeil & Parker, Chartered

Steven N. Fischer         Urbach Kahn & Werlin, PC

Robert F. Gallo           Self Funded Benefits, Inc.

Philip J. Holthouse       Holthouse Carlin & Van Trigt LLP

Wayne J. Grace            Grace & Company, P.C.

Anthony Scillia           Simione, Scillia, Larrow & Dowling, LLC

William J. Lynch          N/A

Louis C. Fornetti         N/A

[INDEPENDENT DIRECTOR]    N/A

[INDEPENDENT DIRECTOR]    N/A

                                 SCHEDULE III
                                 ------------

Craig P. Colmar
Clifford D. Haigler
Korn Ferry
Don Sanders
Katherine Sanders
John Drury
George Ball
Bill De Arman
Ben Morris
John Mundy
Vern Stewart
John Gilmore
Walter Deroeck
Dr. Charles Mclintick
Dick Tesauro
Randy Kurtz
Bruce Cole
Walter Bissex
Dr. Brown
Dr. McClung

                                      II-2